UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/25/2010

OYO GEOSPACE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13601

DE	76-0447780
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7007 Pinemont Drive, Houston, TX 77040
(Address of principal executive offices, including zip code)

(713) 986-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Attached as Exhibit 99.1 are remarks made by Gary D. Owens, Chairman of the Board, President and CEO of OYO Geospace Corporation, at the Annual Meeting of Stockholders of OYO Geospace Corporation held on February 25, 2010.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Remarks of Gary D. Owens at the Annual Meeting of Stockholders of OYO Geospace Corporation held on February 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OYO GEOSPACE CORPORATION

Date: February 25, 2010	By:	/s/ Thomas T. McEntire
Thomas T. McEntire
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Remarks of Gary D. Owens at the Annual Meeting of Stockholders of OYO Geospace Corporation held on February 25, 2010.